Exhibit 10.1

VIRTUAL PIGGY, INC.

_______________________________________

Securities Purchase Agreement

_______________________________________

Units Comprised of
Shares of Common Stock
and Warrants

CONFIDENTIAL INFORMATION

THE OFFEREE, BY ACCEPTING THE SECURITIES PURCHASE AGREEMENT, AND ANY OTHER DOCUMENTS RELATING TO THIS PRIVATE PLACEMENT, ACKNOWLEDGES AND AGREES THAT: (I) THE FORGOING DOCUMENTS HAVE BEEN FURNISHED TO THE OFFEREE ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSE OF ENABLING THE OFFEREE TO EVALUATE THE OFFERING; (II) THAT THE OFFEREE MAY NOT FURTHER DISTRIBUTE THE FORGOING DOCUMENTS WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, EXCEPT TO THE OFFEREE’S LEGAL, FINANCIAL OR OTHER PERSONAL ADVISORS, IF ANY, WHO WILL USE THE FORGOING DOCUMENTS ON THE OFFEREE’S BEHALF SOLELY FOR PURPOSES OF EVALUATING THE OFFERING; (III) ANY REPRODUCTION OR DISTRIBUTION OF THE FORGOING DOCUMENTS, IN WHOLE OR IN PART, OR THE DIRECT OR INDIRECT DISCLOSURE OF THE CONTENTS OF THE FORGOING DOCUMENTS FOR ANY OTHER PURPOSE WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY IS PROHIBITED; AND (IV) THE OFFEREE SHALL BE BOUND BY ALL TERMS AND CONDITIONS SPECIFIED IN THE FORGOING DOCUMENTS.

NOTICE TO OFFEREES

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THIS SECURITIES PURCHASE AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

THE SECURITIES ARE BEING SOLD FOR INVESTMENT PURPOSES ONLY, WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED, RESOLD OR OFFERED FOR RESALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND EFFECTIVE REGISTRATION OR QUALIFICATION UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR THE AVAILABILITY OF AN EXEMPTION THEREFROM.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR THE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS SECURITIES PURCHASE AGREEMENT OR ANY OTHER DOCUMENT RELATED TO THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ANY INVESTMENT IN THE SECURITIES OFFERED HEREBY SPECULATIVE, INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY SOPHISTICATED INVESTORS WHO ARE PREPARED TO BEAR THE ECONOMIC RISK OF SUCH INVESTMENT FOR AN INDEFINITE PERIOD AND BE ABLE TO WITHSTAND A TOTAL LOSS OF INVESTMENT.  INVESTORS SHOULD CAREFULLY REVIEW THE SECURITIES PURCHASE AGREEMENT AND THE EXHIBITS HERETO, IN ADDITION TO THEIR OWN INVESTIGATION AND DUE DILIGENCE OF THE COMPANY AND THE TERMS OF THIS OFFERING.

YOU SHOULD ASSUME THAT THE INFORMATION CONTAINED IN THIS SECURITIES PURCHASE AGREEMENT, INCLUDING THE EXHIBITS ATTACHED HERETO, IS ACCURATE AS OF THE DATE ON THE FRONT OF THIS SECURITIES PURCHASE AGREEMENT, REGARDLESS OF THE TIME OF DELIVERY OF THIS SECURITIES PURCHASE AGREEMENT OR OF ANY SALE OF SECURITIES HEREUNDER.  NEITHER THE DELIVERY OF THIS SECURITIES PURCHASE AGREEMENT NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF.

THIS SECURITIES PURCHASE AGREEMENT DOES NOT PURPORT TO BE ALL-
INCLUSIVE OR TO CONTAIN ALL OF THE INFORMATION THAT A PROSPECTIVE INVESTOR MAY DESIRE IN INVESTIGATING THE COMPANY. EACH INVESTOR MUST CONDUCT AND RELY ON ITS OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN MAKING AN INVESTMENT DECISION WITH RESPECT TO THE SECURITIES. CERTAIN PROVISIONS OF VARIOUS AGREEMENTS AND DOCUMENTS ARE SUMMARIZED IN THIS SECURITIES PURCHASE AGREEMENT, PROSPECTIVE INVESTORS SHOULD NOT ASSUME THAT THE SUMMARIES ARE COMPLETE AND SUCH SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF SUCH AGREEMENTS AND DOCUMENTS.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FORWARD LOOKING STATEMENTS

All statements contained or incorporated by reference herein other than statements of historical facts are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. We have attempted to identify any forward- looking statements by using words such as “anticipates,” “believes,” “could,” “expects,” “intends,” “may,” “should” and other similar expressions. These statements are based upon our current expectations and speak only as of the date hereof or the applicable date of such incorporated document. Although we believe that the expectations reflected in our forward- looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Such statements are not guarantees of future performance or events and are subject to known and unknown risks and uncertainties that could cause our actual results, events or financial position to differ materially and adversely from those expressed in such forward- looking statements. Such factors include, but are not limited to, our ability to raise additional capital, the absence of any operating history or revenue, our ability to attract and retain qualified personnel, our dependence on third party developers who we cannot control, our ability to develop and introduce a new service to the market in a timely manner, market acceptance of our services, our limited experience in a relatively new industry, the ability to successfully develop licensing programs and generate business, rapid technological change in relevant markets, unexpected network interruptions or security breaches, changes in demand for current and future intellectual property rights, legislative, regulatory and competitive developments addressing licensing and enforcement of patents and/or intellectual property, intense competition with larger companies, general economic conditions, and other factors disclosed in our annual report on Form 10-K for the year ended December 31, 2012 and other subsequent filings with the Securities and Exchange Commission. We undertake no obligation to revise or update any forward-looking statements for any reason.

ADDITIONAL INFORMATION

Virtual Piggy, Inc. (the “Company”) files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended. Reports, statements or other information that the Company files with the SEC are available to the public at the SEC’s Website at http://www.sec.gov. The following documents that have previously been filed with the SEC are incorporated by reference into this Agreement:

•	Annual Report on SEC Form 10-K for the year ended December 31, 2012;

•	Quarterly Report on SEC Form 10-Q for the quarter ended March 31, 2013;

•	Current Reports on SEC Form 8-K filed March 8, 2013, April 3, 2013 and April 17, 2013; and

•	Any Current Report on SEC Form 8-K filed with the SEC after May 13, 2013 and before the date this Agreement is executed.

The information incorporated by reference into this Agreement is an important part of this Agreement. Any statement contained in a document incorporated by reference into this Agreement shall be deemed to be modified or superseded for the purposes of this Agreement to the extent that a statement contained herein or in any other subsequently filed document modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Agreement.

The Company will provide to each person to whom this Agreement is sent, upon the written or oral request of such person, a copy of any or all of the documents referred to above that have been incorporated by reference into this Agreement but not delivered with this Agreement. You may make such requests at no cost to you by writing or telephoning us at the following address or number:

Virtual Piggy, Inc.
1221 Hermosa Avenue, Suite 210
Hermosa Beach, CA 90254
Attention: Chief Financial Officer
(310) 853-1950

You should rely only on the information contained in this Agreement or incorporated by reference into this Agreement. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Agreement is accurate as of any date other than the date on the cover of this Agreement or that the information incorporated by reference into this Agreement is accurate as of any date other than the date set forth on the front of the document containing such information.

CONFIDENTIAL

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated on and as of the ___ day of ________ 2013 by and among Virtual Piggy, Inc., a Delaware corporation (the “Company”), and the purchasers listed on the Schedule of Purchasers attached hereto (each a “Purchaser” and collectively, the “Purchasers”).

R E C I T A L S:

WHEREAS, the Company desires to sell to the Purchasers (the “Offering”), and the Purchasers desire to purchase from the Company, upon the terms and conditions stated in this Agreement, a minimum of 555,556 units ($1,000,000.80) (the “Minimum Amount”) and a maximum of 2,777,778 units ($5,000,000.40) (the “Maximum Amount”), with each unit (each a “Unit” and collectively, the “Units”) being offered at a per Unit purchase price of $1.80 (the “Purchase Price”) and with each Unit comprised of one (1) share (each a “Share” and collectively, the “Shares”) of the Company’s Common Stock, $0.0001 par value per share (the “Common Stock”) and a warrant (each a “Warrant” and collectively, the “Warrants”) to purchase one-half (0.5) of a share of Common Stock at an exercise price of $3.00 per share in the form attached hereto as Exhibit A.  The Company and Aegis Capital Corp. (the “Placement Agent”) may agree to increase the Offering by up to an additional $1,000,000.80 to cover over-allotments (the “Over-Allotment”).  The Shares and the Warrants and shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) are hereinafter referred to collectively as the “Securities.”

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Sale and Purchase of Units.

(a)           Purchase and Sale. Subject to the terms and conditions hereof, the Company agrees to sell, and Purchasers severally and not jointly irrevocably subscribe for and agree to purchase, the number of Units set forth opposite each Purchaser’s name on the signature page of this Agreement at a purchase price of $1.80 per Unit. The aggregate purchase price for the Units purchased by each Purchaser shall be as set forth on the signature page hereto (the “Aggregate Purchase Price”) and shall be payable upon execution hereof by wire transfer of immediately available funds as set forth below.  Subject to the mutual agreement of the Company and the Placement Agent to accept a lesser amount, each Purchaser shall be required to purchase a minimum of 138,889 Units for a minimum investment of $250,000.20 in the Offering.

(b)           Subscription Procedure and Payment of Purchase Price. In order to purchase Units, Purchaser shall deliver to the Company at 1221 Hermosa Avenue, Suite 210, Hermosa Beach, CA 90254, Attn: Chief Financial Officer: (i) one completed and duly executed copy of this Agreement and (ii) a completed Purchaser Questionnaire, in the form attached hereto as Annex A.  In addition, at the time of the delivery of the foregoing, the Purchaser will promptly make a wire transfer payment to, “Signature Bank, Escrow Agent for Virtual Piggy, Inc.” in the full amount of the Purchase Price of the Units being subscribed for.  Wire instructions are as follows:

Bank Name: Signature Bank
ABA Number: 026013576
A/C Name: Signature Bank, as Agent For Virtual Piggy, Inc.
A/C Number: 1502013781
FBO: Purchaser Name
Address

All payments, including payment by check, if made, shall be promptly deposited by the Company or the Placement Agent with Signature Bank (the “Escrow Agent”), and such payments shall be held in a non-interest-bearing escrow account (the “Escrow Account”) until the earliest to occur of (a) a Closing (as defined below), (b) the rejection of such proposed investment by the Company or the Placement Agent and (c) the termination of the Offering by the Company or the Placement Agent.  The Units subscribed for will not be deemed to be issued to, or owned by, any Purchaser until the Company has executed this Agreement.  This Agreement will either be accepted by the Company, in whole or in part, in its sole discretion, or rejected by the Company as promptly as practicable. If a Purchaser’s subscription is accepted only in part, such Purchaser agrees to purchase such smaller number of Units as the Company determines to sell to Purchaser. If a Purchaser’s entire subscription is rejected for any reason, this Agreement and all funds tendered herewith will be promptly returned to Purchaser, without interest or deduction of any kind, and this Agreement will be void and of no further force or effect.

(c)           Closings.

(i)           First Closing.  Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company at the first closing, such number of Units as set forth on the signature pages attached hereto, which will be reflected opposite such Purchaser’s name on the Schedule of Purchasers attached hereto (the “First Closing”).  The date of the First Closing is hereinafter referred to as the “First Closing Date.”   No First Closing shall occur until subscriptions for at least the Minimum Amount are obtained and accepted by the Company.

(ii)           Subsequent Closing(s).  The Company agrees to issue and sell to each Purchaser listed on the Subsequent Closing Schedule of Purchasers, and each Purchaser agrees, severally and not jointly, to purchase from the Company on such Subsequent Closing Date such number of Units as set forth on the signature pages attached hereto, which will be reflected opposite such Purchaser’s name on Schedule of Purchasers attached hereto (a “Subsequent Closing”).   There may be more than one Subsequent Closing. The date of any Subsequent Closing is hereinafter referred to as a “Subsequent Closing Date”).  Notwithstanding the foregoing, the Maximum Amount, together with the Over-Allotment, to be sold at the First Closing and all Subsequent Closings shall be $6,000,001.20 and the date upon which the final Units are sold hereunder shall be referred to as the “Final Closing Date”.

The First Closing and any applicable Subsequent Closings are each referred to in this Agreement as a “Closing.”  The First Closing Date, any Subsequent Closing Dates and the Final Closing Date are sometimes referred to herein as a “Closing Date.”

(iii)           Closing Location.  All Closings shall occur on or prior to June 14, 2013, which date may be extended by the Company and the Placement Agent to a date not later than July 15, 2013, remotely via the exchange of documents and signatures.  Notwithstanding the foregoing, to the extent there are checks in the Escrow Account that have not cleared on or before June 14, 2013 (or July 15, 2013 if extended), a Final Closing shall be held not later than 10 business days after the applicable outside Closing Date.

(iv)           Closing Deliveries. At the Closing, the Company shall deliver the securities comprising the Units to the Purchasers against payment of the Purchase Price to the Company as described above.

(d)            Use of Proceeds. The Company intends to use the net proceeds for general working capital purposes.

2.            Representations and Warranties of Purchasers.  Each of the Purchasers, severally and not jointly, hereby represents and warrants that:

(a)           Organization and Qualification.

(i)           If Purchaser is an entity, Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with the corporate or other entity power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a material adverse effect on Purchaser, and Purchaser is duly qualified as a foreign corporation or other entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of their activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not have a material adverse effect on it.

(ii)           If Purchaser is an entity, the address of its principal place of business is as set forth on the signature page hereto, and if Purchaser is an individual, the address of his or her principal residence is as set forth on the signature page hereto.

(b)           Authority; Validity and Effect of Agreement.

(i)           If Purchaser is an entity, Purchaser has the requisite corporate or other entity power and authority to execute and deliver this Agreement and perform its obligations under this Agreement and represents that such entity was not formed for the specific purpose of acquiring the Units. The execution and delivery of this Agreement by Purchaser, the performance by Purchaser of its obligations hereunder, and all other necessary corporate or other entity action on the part of Purchaser have been duly authorized by its board of directors or similar governing body, and no other corporate or other entity proceedings on the part of Purchaser is necessary for Purchaser to execute and deliver this Agreement and perform its obligations hereunder.

(ii)           If this Agreement is being executed in a representative or fiduciary capacity, such signatory represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom Purchaser is executing this Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and represents that this Agreement constitutes a legal, valid and binding obligation of such entity.

(iii)           This Agreement has been duly and validly authorized, executed and delivered by Purchaser and, assuming each has been duly and validly executed and delivered by the Company, each constitutes a legal, valid and binding obligation of Purchaser, in accordance with its terms.

(c)           No Conflict; Required Filings and Consents. Neither the execution and delivery of this Agreement by Purchaser nor the performance by Purchaser of its obligations, hereunder will: (i) if Purchaser is an entity, conflict with Purchaser’s articles of incorporation or bylaws, or other similar organizational documents; (ii) violate any statute, law, ordinance, rule or regulation, applicable to Purchaser or any of the properties or assets of Purchaser; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of Purchaser under, or result in the creation or imposition of any lien upon any properties, assets or business of Purchaser under, any material contract or any order, judgment or decree to which Purchaser is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a material adverse effect on its obligation to perform its covenants under this Agreement.

(d)           Accredited Investor. Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). If Purchaser is an entity, Purchaser was not formed for the specific purpose of acquiring the Units, and, if it was, all of Purchaser’s equity owners are “accredited investors” as defined above.

(e)           No Government Review. Purchaser understands that neither the SEC nor any securities commission or other governmental authority of any state, country or other jurisdiction has approved the issuance of the Units or passed upon or endorsed the merits of this Agreement, the Units, or any of the other documents relating to the transactions contemplated hereby, or confirmed the accuracy of, determined the adequacy of, or reviewed this Agreement  or such other documents.

(f)            Investment Intent. The Securities are being acquired for Purchaser’s own account for investment purposes only, not as a nominee or agent and not with a view to the resale or distribution of any part thereof, and Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or third person with respect to any of the Securities.

(g)           Restrictions on Transfer. Purchaser understands that the Securities are “restricted securities” as such term is defined in Rule 144 under the Securities Act and have not been registered under the Securities Act or registered or qualified under any state securities law, and may not be, directly or indirectly, sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and registration or qualification under applicable state securities laws or the availability of an exemption therefrom. In any case where such an exemption is relied upon by Purchaser from the registration requirements of the Securities Act and the registration or qualification requirements of such state securities laws, Purchaser shall furnish the Company with an opinion of counsel stating that the proposed sale or other disposition of such securities may be effected without registration under the Securities Act and will not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and opinion to be satisfactory to the Company. Purchaser acknowledges that it is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and that its overall commitment to investments that are not readily marketable is not disproportionate to its net worth. In the event that Purchaser desires to transfer the Securities in reliance on the provisions of Rule 144 or other exemption from the registration requirements of the Securities Act and the registration or qualification requirements of any state securities laws, Purchaser shall furnish the Company with a certificate containing factual representations in substantially the form attached as Annex B hereto or as otherwise applicable and such other additional representations that may be reasonably requested by the Company. Upon receipt of such certificate, and assuming that all other conditions imposed by law or regulation to reliance on such exemption have been satisfied (for example, the Company being current in its filings with the SEC), the Company shall cause its counsel to deliver a legal opinion stating that the proposed sale or other disposition of such securities may be effected without registration under the Securities Act.

(h)     Investment Experience.  Purchaser is an investor in high risk securities of companies in the development stage and acknowledges that it is able to fend for itself, and has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, that it is capable of evaluating the merits and risks of this investment in the Securities, and Purchaser has made such investigations in connection herewith as it deemed necessary or desirable so as to make an informed investment decision without relying upon the Company for legal or tax advice related to this investment.  In making its decision to acquire the Securities, Purchaser has not relied upon any information other than information provided to Purchaser by the Company or its representatives and contained herein.  Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(i)            Access to Information. Purchaser acknowledges that it has had access to and has reviewed all documents and records relating to the Company, including, but not limited to, the Company’s Annual Report on SEC Form 10-K for the year ended December 31, 2012, the Quarterly Report on SEC Form 10-Q for the quarter ended March 31, 2013, the Current Reports on SEC Form 8-K filed March 8, 2013, April 3, 2013 and April 17, 2013 and any Current Report on SEC Form 8-K filed with the SEC after May 10, 2013 and before the date this Agreement is executed (as such documents have been amended since the date of their filing, collectively, the “Company SEC Documents”), that it has deemed necessary in order to make an informed investment decision with respect to an investment in the Securities; that it has had the opportunity to ask representatives of the Company certain questions and request certain additional information regarding the terms and conditions of such investment and the finances, operations, business and prospects of the Company and has had any and all such questions and requests answered to its satisfaction; and that it understands the risks and other considerations relating to such investment. Purchaser understands any statement contained in the Company SEC Documents shall be deemed to be modified or superseded for the purposes of this Agreement to the extent that a statement contained herein or in any other document subsequently filed with the SEC modifies or supersedes such statement.  The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of the Purchaser to rely thereon.

(j)            Reliance on Representations. Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities. Purchaser represents and warrants to the Company that any information that Purchaser has heretofore furnished or furnishes herewith to the Company is complete and accurate, and further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Securities. Within five (5) days after receipt of a request from the Company, Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and regulations to which the Company is subject.

(k)           No General Solicitation. Purchaser is unaware of, and in deciding to participate in the transactions contemplated hereby is in no way relying upon, and did not become aware of this private placement through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio or the internet, in connection with the transactions contemplated hereby.

(l)            Placement and Finders Fees. No agent, broker, investment banker, finder, financial advisor or other person acting on behalf of Purchaser or under its authority is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee, directly or indirectly, in connection with the transactions contemplated hereby, and no person is entitled to any fee or commission or like payment in respect thereof based in any way on agreements, arrangements or understanding made by or on behalf of Purchaser.  Purchaser acknowledges that in connection with the Offering, the Company will pay the Placement Agent (i) a cash fee equal to eight percent (8%) of the gross proceeds raised solely from the sale of the Units to Purchasers which the Placement Agent identifies and introduces to the Company for participation in the Offering (“New Investors”) and (ii) an amount equal to three percent (3%) of the gross proceeds of the Offering as a non-accountable expense allowance to the Placement Agent.  In addition, the Purchaser acknowledges that the Placement Agent shall receive warrants (the “Placement Agent Warrants”), to purchase shares of the Company’s Common Stock in an amount equal to ten percent (10%) of the Shares included in all Units sold in the Offering. The Placement Agent Warrants shall be exercisable at price of $1.80 per share for a period of three years from the First Closing Date.  The Placement Agent Warrants shall have cashless exercise provisions and shall otherwise have comparable provisions to the Warrants being issued to the Investors hereunder.

(m)           High Risk and Speculative Investment. Purchaser understands that purchasing Securities in the private placement will subject Purchaser to certain risks, including, but not limited to, those set forth in the Company SEC Documents, the Risk Factors set forth on Annex C attached hereto, as well as each of the following:

(i)           The offering price of the Securities offered hereby has been determined solely by the Company and does not necessarily bear any relationship to the value of the Company’s assets, current or potential earnings of the Company, or any other recognized criteria used for measuring value and, therefore, there can be no assurance that the offering price of the Securities is representative of the actual value of the Securities.

(ii)          In order to capitalize the Company, execute its business plan, and for other corporate purposes, the Company has issued, and expects to issue additional shares of Common Stock, securities exercisable or convertible into shares of Common Stock, or debt. Such securities have been and may be issued for a purchase price consisting of cash, services or other consideration that may be materially different than the purchase price of the Securities. The issuance of any such securities may result in substantial dilution to the relative ownership interests of the Company’s existing shareholders and substantial reduction in net book value per share. Additional equity securities may have rights, preferences and privileges senior to those of the holders of Common Stock, and any debt financing may involve restrictive covenants that may limit the Company’s operating flexibility.

(iii)        An investment in the Securities may involve certain material legal, accounting and federal and state tax consequences. Purchaser should consult with its legal counsel, accountant and/or business adviser as to the legal, accounting, tax and related matters accompanying such an investment.

(iv)        An investment in the Company is high risk and highly speculative because it is subject to many risks in its operations and financial condition, including but not limited to the incurrence of substantial losses from inception to date.  In this connection, Purchaser acknowledges that there is a risk of losing its entire investment and that such loss would not have a substantial adverse impact upon Purchaser’s financial condition.

(n)           Legends. The certificates and agreements evidencing the Securities shall have endorsed thereon substantially the following legend (and appropriate notations thereof will be made in the Company’s stock transfer books), and stop transfer instructions reflecting these restrictions on transfer will be placed with the transfer agent of the Shares and the Warrant Shares:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES REPRESENTED HEREBY HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS THEREUNDER OR OTHER APPLICABLE SECURITIES LAWS.

(o)           Purchaser is directed to review the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) website at www.treas.gov/ofac before making the following representations. Purchaser represents that no part of the Aggregate Purchase Price set forth on the signature page hereto was directly or indirectly derived from activities that may contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and executive orders administered by OFAC prohibit, among other things, the engagement in transaction with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found at the OFAC website. In addition, the programs administered by OFAC prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists. Purchaser hereby represents that none of the following is named on the OFAC list, nor is a person or entity prohibited under the OFAC programs: (i) Purchaser, (ii) any person controlling or controlled by Purchaser, (iii) if the undersigned is an entity, any person having a beneficial interest in Purchaser, or (iv) any person for whom the undersigned is acting as agent or nominee in connection with this investment. Purchaser understands and acknowledges that, by law, the Company may be required to disclose the identity of Purchaser to OFAC.

(p)           Purchaser acknowledges that due to anti-money laundering regulations within their respective jurisdictions, the Company and/or any person acting on behalf of the Company may require further documentation verifying Purchaser’s identity and the source of funds used to purchase Units before this Agreement can be accepted. Purchaser further agrees to provide the Company at any time with such information as the Company determines to be necessary and appropriate to verify compliance with the anti-money laundering regulations of any applicable jurisdiction or to respond to requests for information concerning the identity of Purchaser from any governmental authority, self-regulatory organization or financial institution in connection with its anti-money laundering compliance procedures, and to update such information as necessary.

(q)           Short Sales and Confidentiality Prior to the Date Hereof. Other than the transaction contemplated hereunder, Purchaser has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with Purchaser, executed any disposition, including Short Sales (as such term is defined in Rule 200 of Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), in the securities of the Company during the period commencing from the time that Purchaser first received a term sheet (written or oral) from the Company or any other person setting forth the material terms of the transactions contemplated hereunder or this Agreement until the date hereof (“Discussion Time”). Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Units covered by this Agreement. Other than to other persons party to this Agreement, Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(r)      For ERISA plans only.  The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities.  Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

3.            Representations and Warranties of the Company. The Company represents and warrants to Purchaser as follows:

(a)     Organization and Qualification. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware, with the corporate power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”) and to the best of the Company’s knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.  The Company is duly qualified as a foreign corporation or other entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of their activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not have a Material Adverse Effect on the Company.

(b)           Authority; Validity and Effect of Agreement.

The Company has the requisite corporate power and authority to execute and deliver this Agreement and the Warrants (collectively, the Transaction Documents”), perform its obligations thereunder, and conduct the transactions contemplated hereby. The execution and delivery of the Transaction Documents by the Company, the performance by the Company of its obligations thereunder, the transactions contemplated thereby and all other necessary corporate action on the part of the Company have been duly authorized by its board of directors, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or the transactions contemplated thereby. The Transaction Documents have been duly and validly executed and delivered by the Company and, assuming that this Agreement has been duly authorized, executed and delivered by Purchaser, constitute legal, valid and binding obligations of the Company, in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(c)           No Conflict; Required Filings and Consents. Neither the execution and delivery of the Transaction Documents by the Company nor the performance by the Company of its obligations thereunder will: (i) conflict with the Company’s certificate of incorporation or bylaws; (ii) violate any statute, law, ordinance, rule or regulation, applicable to the Company or any of the properties or assets of the Company; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of the Company, or result in the creation or imposition of any lien upon any properties, assets or business of the Company under, any material contract or any order, judgment or decree to which the Company is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a material adverse effect on its obligation to perform its covenants under this Agreement.

(d)           SEC Reports and Financial Statements. The Company has filed with the SEC, and has heretofore made available to Purchaser, true and complete copies of all forms, reports, schedules, statements and other documents required to be filed by it under the Exchange Act or the Securities Act.  In addition, the Company has incorporated by reference into this Agreement the Company SEC Documents. As of their respective dates or, if amended, as of the date of the last such amendment, the Company SEC Documents, including any financial statements or schedules included therein: (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; and (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations of the SEC thereunder. Each of the financial statements included in the Company SEC Documents have been prepared from, and are in accordance with, the books and records of the Company, comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position and the results of operations and cash flows of the Company as of the dates thereof or for the periods presented therein (subject, in the case of unaudited statements, to normal year-end audit adjustments not material in amount).

(e)           Issuance of the Securities.  The Securities are duly authorized and, when issued and paid for in accordance with the terms of this Agreement, or in the case of the Warrant Shares, upon due exercise of the Warrants in accordance with the terms thereof, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company.

(f)            Material Changes; Undisclosed Events, Liabilities or Developments.  Since December 31, 2012 (the date of the latest audited financial statements included within the Company SEC Documents), except as specifically disclosed in a subsequent Company SEC Document filed prior to the date hereof:  (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, and (iii) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock.

(g)           Compliance.  The Company is not: (i) in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree, or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(h)           Certain Fees.  Other than the fees payable to the Placement Agent as set forth in Section 2(l) hereof, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.  The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(i)            Disclosure.  Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, the Company confirms that neither it nor any other person acting on its behalf has provided any Purchaser or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information.  The Company understands and confirms that the Purchaser will rely on the foregoing representation in effecting transactions in securities of the Company.  All of the disclosure contained or incorporated in this Agreement regarding the Company, its business and the transactions contemplated hereby is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3 hereof

(j)            No General Solicitation.  Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising.  The Company has offered the Securities for sale only to the Purchaser and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

4.             Indemnification. Purchasers, severally and not jointly, agree to indemnify, defend and hold harmless the Company and its respective affiliates and agents from and against any and all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys’ fees and related disbursements incurred by the Company that arise out of or result from a breach of any representations or warranties made by Purchaser herein.

The Company agrees to indemnify and hold harmless the Purchasers and any of Purchasers’ general partners, employees, officers, directors, members, agents and other representatives from and against all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys’ fees and related disbursements incurred by the Purchasers that arise out of or result from a breach of any representations or warranties made by the Company herein.

5.             Piggyback Registration.

(a)           Until the earlier of (i) the date as of which the Purchaser may sell all of the Registrable Securities owned by Purchaser without restriction pursuant to Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) (ii) the date on which the Purchaser shall have sold all of the Registrable Securities owned by Purchaser, (the “Registration Period”), whenever the Company proposes to register any shares of its Common Stock under the Securities Act (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable, or a Registration Statement on Form S-4, S-8 or any successor form thereto or another form not available for registering the Registrable Securities for sale to the public), whether for its own account or for the account of one or more stockholders of the Company and the form of Registration Statement to be used may be used for any registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice (in any event no later than 10 days prior to the filing of such Registration Statement) to the Purchaser and the other holders of Registrable Securities pursuant to this Agreement (each, a “Selling Stockholder”) of its intention to effect such a registration and, subject to Section 5(b) and Section 5(c), shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion from the holders of Registrable Securities within 10 days after the Company’s notice has been given to each such holder. The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion and/or reduce the amount of shares to be included in such registration as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to Rule 415, promulgated by the SEC under the Securities Act. For purposes of this Section 5, the term “Registrable Securities” means (x) the Shares, (y) the Warrant Shares and (z) any capital stock of the Company issued or issuable with respect to the Shares or the Warrant Shares including, without limitation, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

(b)           If during the Registration Period, a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company, all Selling Stockholders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If during the Registration Period, a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriter advises the Company and the Selling Stockholders (if any Selling Stockholders have elected to include Registrable Securities in such Piggyback Registration) in writing that in its opinion the number of shares of Common Stock proposed to be included in such registration, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration would adversely affect the price per share of the Common Stock to be sold in such offering and/or the Company is unable to include in such registration all of the Registrable Securities as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to Rule 415, promulgated by the SEC under the Securities Act, the Company shall include in such registration (i) first, the number of shares of Common Stock that the Company proposes to sell; (ii) second, the number of shares of Common Stock required to be included as a result of contractual demand or mandatory registration rights, allocated among such holders in such manner as they may agree; (iii) third, the number of shares of Common Stock requested to be included therein by the Selling Stockholders, allocated pro rata among all such holders on the basis of the number of Registrable Securities owned by each such holder or in such manner as they may otherwise agree; and (iv) fourth, the number of shares of Common Stock requested to be included therein by holders of Common Stock (other than holders of Registrable Securities), allocated among such holders in such manner as they may agree.

(c)           If during the Registration Period, a Piggyback Registration is initiated as an underwritten offering on behalf of a holder of Common Stock other than Registrable Securities, and the managing underwriter advises the Company in writing that in its opinion the number of shares of Common Stock proposed to be included in such registration, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration would adversely affect the price per share of the Common Stock to be sold in such offering and/or the Company is unable to include in such registration all of the Registrable Securities as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to Rule 415, promulgated by the SEC under the Securities Act, the Company shall include in such registration (i) first, the number of shares of Common Stock required to be included as a result of contractual demand or mandatory registration rights, (ii) second, the number of shares of Common Stock requested to be included therein by the holder(s) requesting such registration, allocated among such holders in such manner as they may agree, (iii) third, by the Selling Stockholders, allocated pro rata among the number of Registrable Securities, as applicable, owned by all such holders or in such manner as they may otherwise agree; and (iv) fourth, the number of shares of Common Stock requested to be included therein by other holders of Common Stock, allocated among such holders in such manner as they may agree.

(d)           If any Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company, the Company shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering.

(e)           Registration Procedures. Whenever it is obligated to register any Registrable Securities pursuant to this Agreement, the Company shall:

(i)           use its reasonable best efforts to prepare and file with the SEC a Registration Statement with respect to the Registrable Securities in the manner set forth in this Section 5 and use its reasonable best efforts to cause such Registration Statement to be declared effective by the SEC as soon as reasonably practicable thereafter;

(ii)          furnish to each Selling Stockholder such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as such person may reasonably request in order facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement;

(iii)         use its reasonable best efforts to register or qualify the Registrable Securities covered by such Registration Statement under the state securities laws of such jurisdictions as any Selling Stockholder shall reasonably request; provided, however, that the Company shall not be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(iv)         in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Selling Stockholder participating in such underwriting shall also enter into and perform its obligations under such an agreement, as described in Section 5(b);

(v)          immediately notify each Selling Stockholder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(vi)         notify each Selling Stockholder of the issuance by the SEC of any stop order of which the Company or its counsel is aware or should be aware suspending the effectiveness of the Registration Statement or any order preventing the use of a related prospectus, or the initiation or any threats of any proceedings for such purposes;

(vii)        notify each Selling Stockholder of the receipt by the Company of any written notification of the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any threats of any proceeding for that purpose;

(viii)       cooperate in the timely removal of any restrictive legends from the shares of Registrable Securities in connection with the resale of such shares covered by an effective Registration Statement; and

(ix)           Comply in all material respects with all applicable rules and regulations of the Commission and the principal stock exchange or market on which the Common Stock is then listed or eligible for trading.

(x)           The Company shall use best efforts to keep effective the Registration Statement contemplated in this Section 5 and shall, from time to time, amend or supplement such Registration Statement, preliminary prospectus, final prospectus, application, document, and communication for such period of time as shall be required to permit the Purchasers to complete the offer and sale of the Registrable Securities covered thereby.  Notwithstanding the preceding sentence, the Company shall in no event be required to keep any such registration or qualification in effect for a period in excess of twelve (12) months from the date on which the Purchasers are first free to sell such Registrable Securities pursuant to Rule 144; provided, however, that, if the Company is required to keep any such registration or qualification in effect with respect to securities other than the Registrable Securities beyond such period, the Company shall keep such registration or qualification in effect as it relates to the Registrable Securities for so long as such registration or qualification remains or is required to remain in effect in respect of such other securities.

(f)        Expenses.

(i)           For the purposes of this Section 5(f), the term “Registration Expenses” shall mean all expenses incurred by the Company in complying with this Section 5, including, without limitation, all registration, qualifying and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and expenses under state securities laws, fees of the Financial Industry Regulatory Authority, and fees and expenses of listing shares of Registrable Securities on any securities exchange or automated quotation system on which the Company’s shares are listed. The term “Selling Expenses” shall mean all underwriting discounts, broker and other selling commissions with respect to any Registrable Securities sold by the Selling Stockholder, stock transfer taxes applicable to the sale of the Registrable Securities and fees and disbursements of counsel for any Selling Stockholder.

 (ii)         Except as otherwise provided herein, the Company will pay all Registration Expenses in connection with the Registration Statements filed pursuant to this Section 5. All Selling Expenses in connection with any Registration Statements filed pursuant to this Section 5 shall be borne by the Selling Stockholders pro rata on the basis of the number of shares registered by each Selling Stockholder whose shares of Registrable Securities are covered by such Registration Statement, or by such persons other than the Company (except to the extent the Company may be a seller) as they may agree upon.

(g)            Obligations of the Selling Stockholders.

(i)           In connection with each registration hereunder, each Selling Stockholder shall furnish to the Company in writing such information with respect to it and the securities held by it and the proposed distribution by it, as shall be reasonably requested by the Company in order to assure compliance with applicable federal and state securities laws as a condition precedent to including the Selling Stockholder’s Registrable Securities in the Registration Statement. Each Selling Stockholder shall also promptly notify the Company in writing of any changes in such information included in the Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made.

(ii)          In connection with the filing of the Registration Statement, each Selling Stockholder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with such Registration Statement or prospectus.

(iii)         In connection with each registration pursuant to this Agreement, each Selling Stockholder agrees that it will not effect sales of any Registrable Securities until notified by the Company of the effectiveness of the Registration Statement, and thereafter will suspend such sales after receipt of written notice from the Company to suspend sales to permit the Company to correct or update a Registration Statement or prospectus or upon receipt by the Company of a threat by the SEC or state securities commission to undertake a stop order with respect to sales under the Registration Statement. At the end of any period during which the Company is obligated to keep a Registration Statement current, each Selling Stockholder shall discontinue sales of Registrable Securities pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the Registrable Securities covered by such Registration Statement which remains unsold, and each Selling Stockholder shall notify the Company in writing of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

(h)           Information Blackout and Holdbacks.

At any time when a Registration Statement effected pursuant to this  Section 5 is effective, upon written notice from the Company to the Selling Stockholder that the Company has determined in good faith that the sale of Registrable Securities pursuant to the Registration Statement would require disclosure of non-public material information which would, in the good faith judgment of the Board of Directors of the Company, be harmful to the business, operations, prospects, or condition (financial or otherwise) of the Company, the Selling Stockholder shall suspend sales of Registrable Securities for a period not to exceed 60 consecutive days pursuant to such Registration Statement until such time as the Company notifies the Selling Stockholder that such material information has been disclosed to the public or has ceased to be material, or that sales pursuant to such Registration Statement may otherwise be resumed.

(i)            Indemnification.

(i)           Indemnification by the Company. The Company agrees to indemnify and hold harmless the Purchaser and all of its members, officers and employees (and each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (collectively, the “Indemnitees”), from and against any losses, claims, damages or liabilities (collectively, “Losses”) to which they may become subject (under the Securities Act or otherwise) insofar as such Losses (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement and the Company will, as incurred, reimburse the Indemnitees for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such Loss arises out of, or is based upon, an untrue statement or omission or alleged untrue statement or omission made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement; provided, further, however, that the foregoing indemnification shall not inure to the benefit of any Indemnitee who failed to deliver a final Prospectus or an amendment or supplement thereto (provided or made available by the Company to such Indemnitee in the requisite quantity and on a timely basis to permit proper delivery on or prior to the relevant transaction date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement of a material fact contained in any Prospectus, or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if such material misstatement or omission was cured in such final Prospectus or amendment or supplement thereto.

(ii)           Indemnification by the Purchaser. The Purchaser agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who signs the Registration Statement and each director of the Company), from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in each case, on the effective date thereof, if, and to the extent, such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of the Purchaser specifically for use in preparation of the Registration Statement, and such Purchaser will reimburse the Company (and each of its officers, directors or controlling persons) for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that in no event shall any indemnity under this Section 5(ii) be greater in amount than the net proceeds to the Purchaser as a result of the sale of Registrable Securities pursuant to such Registration Statement.

(iii)           Conduct of Indemnification Proceedings. If any action, claim, suit, investigation or proceeding (a “Proceeding”) shall be brought or asserted against any person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall be entitled to participate therein, and to the extent that it shall wish to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof. After notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense thereof, such Indemnifying Party shall not be liable to such Indemnified Party for any legal expenses subsequently incurred by Indemnified Party in connection with the defense thereof. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties. If there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the Indemnified Party for the same counsel to represent both the Indemnified Party and such Indemnifying Party or any affiliate or associate thereof, the Indemnified Party shall be entitled to retain its own counsel at the expense of such Indemnifying Party; provided, further, that no Indemnifying Party shall be responsible for the fees and expense of more than one separate counsel for all Indemnified Parties. The Indemnifying Party shall not settle an action without the consent of the Indemnified Party, which consent shall not be unreasonably withheld, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten trading days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder); provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such reasonable fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder.

(iv)           Contribution. If a claim for indemnification under Section 5(i) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(i), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 5(i) was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(i)(iv) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(i), the Purchaser shall not be required to contribute, in the aggregate, any amount which exceeds the net proceeds actually received by the Purchaser from the sale of the Registrable Securities subject to the Proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

6.             Confidentiality. Purchaser acknowledges and agrees that:

(a)            Certain of the information contained herein is of a confidential nature and may be regarded as material non-public information under Regulation FD of the Securities Act.

(b)            This Agreement has been furnished to Purchaser by the Company for the sole purpose of enabling Purchaser to consider and evaluate an investment in the Company, and will be kept confidential by Purchaser and not used for any other purpose.

(c)            Until the time the information contained herein has been adequately disseminated to the public, the existence of this Agreement and the information contained herein shall not, without the prior written consent of the Company, be disclosed by Purchaser to any person or entity, other than Purchaser’s personal financial and legal advisors for the sole purpose of evaluating an investment in the Company, and Purchaser will not, directly or indirectly, disclose or permit Purchaser’s personal financial and legal advisors to disclose, any of such information without the prior written consent of the Company.

(d)            Purchaser shall make its representatives aware of the terms of this Section 6 and to be responsible for any breach of this Agreement by such representatives.

(e)            Purchaser shall not, without the prior written consent of the Company, directly or indirectly, make any statements, public announcements or release to trade publications or the press with respect to the contents or subject matter of this Agreement.

(f)             If Purchaser decides to not pursue further investigation of the Company or to not participate in this Offering, Purchaser will promptly destroy or return this Agreement and any accompanying documentation to the Company.

7.             Non-Public Information. Purchaser acknowledges that certain information concerning the matters that are the subject matter of this Agreement constitute material non-public information under United States federal securities laws, and that United States federal securities laws prohibit any person who has received material non-public information relating to the Company from purchasing or selling securities of the Company, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of the Company. Accordingly, until such time as any such non-public information has been adequately disseminated to the public, Purchaser shall not purchase or sell any securities of the Company, or communicate such information to any other person.  Notwithstanding the foregoing, except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information.

8.             Short Sales. Each Purchaser covenants that neither it nor any affiliate acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period commencing at the Discussion Time and ending on the date that the transactions contemplated hereby are publicly disclosed by the Company following the Final Closing.

9.             Entire Agreement; No Third Party Beneficiaries. This Agreement contains the entire agreement between the parties and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereto, and no party shall be liable or bound to any other party in any manner by any warranties, representations, guarantees or covenants except as specifically set forth in this Agreement. Purchaser acknowledges and agrees that, with the exception of the information contained or incorporated in this Agreement, Purchaser did not rely upon any statements or information, whether oral or written, provided by the Company, or any of its officers, directors, employees, agents or representatives, in deciding to enter into this Agreement or purchase the Units.  Except for the Placement Agent, who shall be a third party beneficiary of the representations and warranties of the Company as set forth in Section hereto, nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

10.           Amendment and Modification. This Agreement may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the Company and Purchasers holding a majority of the Units issued pursuant to this Agreement. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Purchaser without the written consent of such Purchaser unless such amendment, termination or waiver applies to all Purchasers in the same fashion.  The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver.  Any amendment, termination or waiver effected in accordance with this Section 10 shall be binding on all parties hereto, even if they do not execute such consent.

11.           Extensions and Waivers. At any time prior to the Closing, the parties hereto entitled to the benefits of a term or provision may (a) extend the time for the performance of any of the obligations or other acts of the parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto, or (c) waive compliance with any obligation, covenant, agreement or condition contained herein.  Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument or instruments in writing signed by the Company and the Purchaser.   No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement.

12.           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no party hereto may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other party hereto. Except as expressly provided in this Agreement, nothing in this Agreement is intended to confer upon any person not a party hereto (and their successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Agreement.

13.           Survival of Representations, Warranties and Covenants. The representations and warranties contained herein shall survive the Closing and shall thereupon terminate 18 months from the Closing, except that the representations contained in Sections 2(a), 2(b), 3(a), and 3(b) shall survive indefinitely. All covenants and agreements contained herein which by their terms contemplate actions following the Closing shall survive the Closing and remain in full force and effect in accordance with their terms. All other covenants and agreements contained herein shall not survive the Closing and shall thereupon terminate.

14.           Headings; Definitions. The Section headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections contained herein mean Sections of this Agreement unless otherwise stated. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms. Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa.

15.           Severability. If any provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall remain in full force and effect and shall be reformed to render the Agreement valid and enforceable while reflecting to the greatest extent permissible the intent of the parties.

16.           Notices. All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below:

If to the Company:

Virtual Piggy, Inc.
1221 Hermosa Avenue, Suite 210
Hermosa Beach, CA 90254
Fax: (310) 634-1246
Attention: Chief Financial Officer

with a copy to:

Wiggin and Dana LLP
Two Stamford Plaza
281 Tresser Boulevard
Stamford, CT 06901
Fax: (203) 363-7676
Attention: Michael Grundei

If to Purchaser:

To that address indicated on the signature page hereof.

17.           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent that the General Corporation Law of the State of Delaware shall apply to the internal corporate governance of the Company.

18.           Arbitration.  The parties agree that any dispute, claim or controversy directly or indirectly relating to or arising out of this Agreement, the termination or validity hereof, any alleged breach of this Agreement or the engagement contemplated hereby (any of the foregoing, a “Claim”) shall be submitted to the Judicial Arbitration and Mediation Services, Inc. (JAMS), or its successor, in New York, for final and binding arbitration in front of a panel of three arbitrators with JAMS in New York, New York under the JAMS Comprehensive Arbitration Rules and Procedures (with each of the Purchaser (or the Placement Agent (on behalf of the Purchaser(s) if more than one Purchaser is party to the dispute) and the Company choosing one arbitrator, and the chosen arbitrators choosing the third arbitrator).  The arbitrators shall, in their award, allocate all of the costs of the arbitration, including the fees of the arbitrators and the reasonable attorneys’ fees of the prevailing party, against the party who did not prevail.  The award in the arbitration shall be final and binding.  The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. Sec.1-16, and the judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof.  The Company and each of the Purchasers agree and consent to personal jurisdiction, service of process and venue in any federal or state court within the State and County of New York in connection with any action brought to enforce an award in arbitration.

19.           Counterparts. This Agreement may be executed and delivered by facsimile in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement. This Agreement may also be executed via facsimile or by e-mail delivery of a “.pdf” format data file, either of which shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) this Agreement with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

20.     Independent Nature of Purchasers.  The obligations of each Purchaser under this Agreement or other transaction document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement or any other transaction document.  Each Purchaser shall be responsible only for its own representations, warranties, agreements and covenants hereunder.  The decision of each Purchaser to purchase Shares pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions.  Nothing contained herein or in any other transaction document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement.  Except as otherwise provided in this Agreement or any other transaction document, each Purchaser shall be entitled to independently protect and enforce its rights arising out of this Agreement or out of the other transaction documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  Each Purchaser represents and warrants that it has been represented by its own separate legal counsel in connection with the transactions contemplated hereby and acknowledges and understands that Wiggin and Dana LLP has served as counsel to the Company only, and the Purchasers cannot rely upon Wiggin and Dana LLP in any manner with regard to their decision to participate in the transactions contemplated hereby.  Each Purchaser also acknowledges and understands that Littman Krooks LLP has served as counsel to the Placement Agent only and the Purchasers cannot rely upon Littman Krooks LLP in any manner with regard to their decision to participate in the transactions contemplated hereby.

[Signature page follows]

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

By execution and delivery of this signature page, you are agreeing to become an Purchaser, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among the Company (as defined in the Purchase Agreement) and the Purchasers (as defined in the Purchase Agreement), dated as of ______ 1__, 2013, and acknowledges having read the representations in the Purchase Agreement section entitled “Representations and Warranties of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Purchaser.

PURCHASER:	NUMBER OF UNITS PURCHASED/INVESTMENT AMOUNT:
Print Name:
Units /$
Signature:

Print Name:	Date:

Signature:	Contact Person:

Title (if entity)	Telephone No.

E-mail Address:
Street Address
Soc Sec # or Fed ID #

Street Address – 2nd line

City, State, Zip

1 To be completed to reflect date of initial closing.  Investors should not complete this.

IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Securities Purchase Agreement to be executed as of the date set forth below.

Date:____________________, 2013	VIRTUAL PIGGY, INC.

By:
Name: Joseph Dwyer
Title: Chief Financial Officer

SCHEDULE OF PURCHASERS

Purchaser	Shares	Purchase Price

FIRST CLOSING TOTAL

ANNEX A

PURCHASER QUESTIONNAIRE

(Attached Separately)

ANNEX B

CERTIFICATE OF TRANSFEROR OF SECURITIES

In connection with the proposed transfer of shares of Common Stock (the “Shares”) of Virtual Piggy, Inc. (the “Issuer”) pursuant to Rule 144 under the Securities Act of 1933, the undersigned (“Seller”) hereby represents and warrants as follows:

1.           I am not an affiliate (as that term is defined in the Securities Act and the rules thereunder) of the Issuer and have not been an affiliate of the Issuer during the three (3) months preceding the date of this letter.

2. A period of at least six (6) months [one (1) year] has elapsed since the later of the date the Shares were acquired from the Issuer or an affiliate of the Issuer (calculated in accordance with Rule 144 of the Securities Act).

3. The full purchase price for the Shares has been paid to the Issuer at least six (6) months [one (1) year] prior to the date of this letter.

4. I am not aware of any facts or circumstances indicating that I am or might be deemed an underwriter within the meaning of the Securities Act with respect to such Shares. I am not individually or together with others engaged in making a distribution.

5. I am not transferring the Shares to close out a short position that was created less than one (1) year prior to the date of that certain Securities Purchase Agreement by and between the Issuer and the Seller dated ________, 201_.

ANNEX C

RISK FACTORS

An investment in the Units offered is speculative and involves a high degree of risk.  You should carefully consider the following risks relating to the Offering , as well as the other information contained in these Disclosure Materials, including the risk factors facing the Company contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, before you decide to buy the Units.  These risks and uncertainties should be considered in evaluating forward-looking statements and you should not place undue reliance on these forward-looking statements, which apply only as of the date of this Agreement or the applicable filing. We undertake no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.  The risks and uncertainties described below and in such Form 10-K are not the only ones facing the Company.  Additional risks and uncertainties may also adversely impair the Company’s business operations.  No inference should be drawn as to the magnitude of any particular risk from its position in the list of risk factors.  If any of the following risks actually occur, the Company’s business, financial condition or results of operations would likely suffer significantly.  In such case, the value of the Company’s Common Stock could decline, and you may lose all or part of the money you paid to buy the Company’s Units.

Risks Relating to this Offering

An investment in the Securities is extremely speculative and there can be no assurance of any return on any such investment.

An investment in the Securities is extremely speculative and there is no assurance that Purchasers will obtain any return on their investment. Purchasers will be subject to substantial risks involved in an investment in the Company, including the risk of losing their entire investment.

The Units will be offered on a “reasonable efforts” basis with a minimum amount of $1,000,000 required to consummate the Offering.

The Company is offering the Units through the Placement Agent on a “reasonable efforts” basis with a minimum amount of $1,000,000.80 required to consummate the Offering and there is no assurance that the maximum amount of the Offering of $5,000,000.40, or any Over-Allotment, will be sold.  Accordingly, persons purchasing Units do so without any assurance that sufficient funds can be raised to satisfy the Company’s working capital needs and to otherwise allow the Company to effectuate its business plan.  The failure to raise the full amount of the Offering will also increase the need of the Company to obtain additional financing, which may or may not be available at such time on terms satisfactory to us, if at all.

There are significant restrictions on the transferability of the Shares and the Warrant Shares.

The offer and sale of the Units is being made without registration under state and federal securities laws in reliance upon the “private offering” exemption of Section 4(a)(2) and/or Rule 506 of Regulation D under the Securities Act as well as available exemptions under applicable state securities laws.  The Shares, Warrants and Warrant Shares will be “restricted securities” under the Securities Act and cannot be resold or otherwise transferred unless they are registered under the Securities Act and any applicable state securities laws or are transferred in a transaction exempt from such registration.  While the Company has agreed to provide certain “piggyback” registration rights to the Purchasers, there can be no assurance that the Company will be able to have a registration statement covering the Shares or the Warrant Shares filed and declared effective in a timely manner, or at all, or that the Company will be able to maintain the effectiveness of such registration statement for the period agreed upon.  Consequently, each investor’s ability to control the timing of the liquidation of his or her investment in the Company may be restricted.  Purchasers should be prepared to hold their Shares and Warrant Shares for an indefinite period of time.

The offering price of the Units has been determined based upon negotiations between the Company and the Placement Agent and may not be indicative of the Company’s actual value or the value of its Common Stock.

The offering price per Unit has been determined based upon negotiations between the Company and the Placement Agent and may not be indicative of the Company’s actual value or the value of its Common Stock.  The price of the Units bears no relationship to the assets, book value, net worth or any other recognized criteria of the Company’s value, other than the value per share of the Company’s Common Stock as quoted on the OTC Markets.  The offering price should not be considered as an indication of the Company’s actual value or the value of its Common Stock.

The price of our Common Stock may fluctuate significantly, and this may make it difficult for you to resell the Shares or Warrant Shares when you want or at prices you find attractive.

The price of our Common Stock as quoted on the OTC Markets constantly changes. We expect that the market price of our Common Stock will continue to fluctuate.  Our stock price may fluctuate as a result of a variety of factors, many of which are beyond our control.  These factors include, among others:

•	Failure to develop and market successful products;

•	actual or anticipated changes in laws and governmental regulations;

•	changes in business practices;

•	developments relating to our efforts to obtain additional financing to fund or expand our operations;

•	announcements by us regarding potential acquisitions or strategic alliances;

•	changes in industry trends or conditions;

•	changes in consumer preferences;

•	our issuance of additional debt or equity securities; and

•	sales of a significant number of our shares of Common Stock or other securities in the market.

In addition, in recent years, the stock market in general has experienced extreme price and volume fluctuations.  This volatility has had a significant effect on the market price of securities issued by many companies for reasons often unrelated to their operating performance.  These broad market fluctuations may adversely affect our stock price, regardless of our operating results.

Our management has broad discretion to determine how to use the proceeds received from this Offering, and may use them in ways that may not enhance our operating results or the price of our Common Stock.

We plan to use the net proceeds of this Offering for our general working capital needs.  Our management will have broad discretion over the use and investment of the net proceeds of this Offering, and accordingly investors in this Offering will need to rely upon the judgment of our management with respect to the use of proceeds.

We have not retained independent professionals for subscribers.

We have not retained any independent professionals to review or comment on this Offering or otherwise protect the interests of the subscribers hereunder.  Although we have retained our own counsel and the Placement Agent has retained its own counsel, purchasers of the securities offered hereby should not rely on the firm we retained with respect to the merits of this Offering or any matters herein described.

In the event the Shares or the Warrant Shares are not registered, such securities cannot be sold for at least six months after the Shares or Warrant Shares are issued.

In the event the Company fails to file a registration statement registering the Shares or the Warrant Shares, the ability to resell such securities will depend upon the availability of an exemption to the requirements of Section 5 of the Securities Act.  The most commonly utilized exemption is Rule 144.  Under Rule 144, the Shares and the Warrant Shares may become eligible for resale 6 months after the applicable security is issued, so long as the Company fulfills its current reporting requirements under the Exchange Act.  After a year, the current information requirement no longer applies.  Any purchasers which are affiliates of the Company may be subject to certain other requirements such as volume limitations.

IN ADDITION TO THE ABOVE RISKS, BUSINESSES ARE OFTEN SUBJECT TO RISKS NOT FORESEEN OR FULLY APPRECIATED BY MANAGEMENT.  IN REVIEWING THIS AGREEMENT, POTENTIAL INVESTORS SHOULD KEEP IN MIND THAT OTHER POSSIBLE RISKS MAY ADVERSELY IMPACT THE COMPANY’S BUSINESS OPERATIONS AND THE VALUE OF THE COMPANY’S SECURITIES.

EXHIBIT A

WARRANT TO PURCHASE COMMON STOCK
OF VIRTUAL PIGGY, INC.

 WARRANT NO.: 2013- [_________]

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES REPRESENTED HEREBY HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS THEREUNDER OR OTHER APPLICABLE SECURITIES LAWS.

This WARRANT (“Warrant”) is to verify that, FOR VALUE RECEIVED, [_________________] (“Holder”) is entitled to purchase, subject to the terms and conditions hereof, from Virtual Piggy, Inc. a Delaware corporation (the “Company”), [_____________] shares of common stock, $0.0001 par value per share, of the Company (the “Common Stock”), at any time during the period commencing at 9:00 a.m., Eastern Time on the date hereof (the “Commencement Date”) and ending at 5:00 p.m. Eastern Time on _____[__], 2016 (the “Termination Date”), at an exercise price (the “Exercise Price”) of $3.00 per share of Common Stock.  The number of shares of Common Stock purchasable upon exercise of this Warrant and the Exercise Price per share shall be subject to adjustment from time to time upon the occurrence of certain events as set forth below.

The shares of Common Stock or any other shares or other units of stock or other securities or property, or any combination thereof, then receivable upon exercise of this Warrant, as adjusted from time to time, are sometimes referred to hereinafter as “Exercise Shares.”  The exercise price per share as from time to time in effect is referred to hereinafter as the “Exercise Price.”

1.             Exercise of Warrant; Issuance of Exercise Shares.

(a)           Exercise of Warrant.  Subject to the terms hereof, the purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) accompanied by payment of the Exercise Price in full in cash or by bank or certified check for the Exercise Shares with respect to which this Warrant is exercised and a completed and duly executed Notice of Exercise form attached hereto as Appendix A.

1

In the event that this Warrant shall be duly exercised in part prior to the Termination Date, the Company shall issue a new Warrant or Warrants of like tenor evidencing the rights of the Holder thereof to purchase the balance of the Exercise Shares purchasable under the Warrant so surrendered that shall not have been purchased.

(b)           Issuance of Exercise Shares: Delivery of Warrant Certificate.  The Company shall, within three (3) business days of the exercise of this Warrant (“Warrant Share Delivery Date”), issue in the name of and cause to be delivered to the Holder one or more certificates representing the Exercise Shares to which the Holder shall be entitled upon such exercise under the terms hereof.  Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become the record holder of the Exercise Shares as of the date of the due exercise of this Warrant.  In addition to any other rights available to the Holder, if the Company fails to transmit to the Holder a certificate or the certificates representing the Exercise Shares or to credit the Holder’s balance account at DTC for such number of Exercise Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Exercise Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Amount”) exceeds (y) the amount obtained by multiplying (1) the number of Exercise Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either (i) reinstate the portion of the Warrant and equivalent number of Exercise Shares for which such exercise was not honored and refund the exercise paid therefor or (ii) deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder.  For example, if the Holder’s Buy-In Amount is $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock and if the aggregate sales price of the shares giving rise to such Buy-In obligation was $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000.  The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

(c)           Exercise Shares Fully Paid and Non-assessable.  The Company agrees and covenants that all Exercise Shares issuable upon the due exercise of the Warrant represented by this Warrant certificate (“Warrant Certificate”) will, upon issuance and payment therefor in accordance with the terms hereof, be duly authorized, validly issued, fully paid and non-assessable and free and clear of all taxes (other than taxes which, pursuant to Section 2 hereof, the Company shall not be obligated to pay) or liens, charges, and security interests created by the Company with respect to the issuance thereof.

2

(d)           Reservation of Exercise Shares.  The Company covenants that during the term that this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Exercise Shares upon the exercise of this Warrant.

(e)           Fractional Shares.  The Company shall not be required to issue fractional shares of capital stock upon the exercise of this Warrant or to deliver Warrant Certificates that evidence fractional shares of capital stock.  In the event that any fraction of an Exercise Share would, except for the provisions of this subsection (e), be issuable upon the exercise of this Warrant, the Company shall pay to the Holder exercising the Warrant an amount in cash equal to such fraction multiplied by the Current Market Value of the Exercise Share on the last business day prior to the date on which this Warrant is exercised.  For purposes of this Warrant, the “Current Market Value” for any day shall be determined as follows:

(i)           if the Exercise Shares are traded in the over-the-counter market and not on any national securities exchange, the average of the mean between the last bid and asked prices per share, as reported by Bloomberg, L.P., or an equivalent generally accepted reporting service, or if not so reported, the average of the closing bid and asked prices for an Exercise Share as furnished to the Company by any member of the Financial Industry Regulatory Authority, selected by the Company for that purpose; or

(ii)           if the Exercise Shares are listed or traded on a national securities exchange, the closing price on the principal national securities exchange on which they are so listed or traded, on the last business day prior to the date of the exercise of this Warrant.  The closing price referred to in this clause (ii) shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the national securities exchange on which the Exercise Shares are then listed; or

(iii)           if the Exercise Shares are not traded in the over-the-counter market or on any national securities exchange or no such closing price or closing bid and asked prices are available, as determined in any reasonable manner as may be prescribed by the Board of Directors of the Company.

2.            Payment of Taxes.

(a)           Stamp Taxes.  The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Exercise Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Exercise Shares in a name other than that of the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.  Except as specifically provided in this Section 2, Holder shall be responsible for the payment of all other taxes incurred in connection with the receipt, transfer or sale of the Warrant or the Exercise Shares.

3

(b)Withholding.  The Holder shall pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to the grant of this Warrant or the issuance of the Exercise Shares.  The Company may, to the extent permitted by law, deduct any such taxes from any payment of any kind otherwise due to the Holder whether or not pursuant to this Warrant.  The Holder may elect, with the consent of the Company, to have such tax withholding obligation satisfied, in whole or in part, by: (i) authorizing the Company to withhold from the Exercise Shares a number of shares of Common Stock having an aggregate Current Market Value that would satisfy the minimum withholding amount due, or (ii) delivering to the Company a number of shares of Common Stock of which the Holder is the record and beneficial owner and that have been held by the Holder for at least six (6) months with an aggregate Current Market Value that would satisfy the minimum withholding amount due.  The Company may require that any fractional share amount be settled in cash.  For the purposes of this Section 2, Current Market Value shall be determined as of the date on which the amount of tax to be withheld is determined.

3.            Mutilated or Missing Warrant Certificates.  In case any Warrant shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant or Warrants of like tenor and in the same aggregate denomination, but only (i) in the case of loss, theft or destruction, upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant and indemnity or bond, if requested, also satisfactory to them and (ii) in the case of mutilation, upon surrender of the mutilated Warrant.  Applicants for such substitute Warrants shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or its counsel may prescribe.

4.            Rights of Holder.  The Holder shall not, by virtue of anything contained in this Warrant or otherwise, be entitled to any right whatsoever, either in law or equity, of a stockholder of the Company, including without limitation, the right to receive dividends or to vote or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or the election of directors of the Company or any other matter.

5.            Registration of Transfers and Exchanges.  This Warrant may be transferred or exchanged, at the option of the Holder thereof and without change, when surrendered to the Company at its principal office, or at the office of its transfer agent, if any, for another Warrant or other Warrants of like tenor and representing in the aggregate the right to purchase from the Company a like number and kind of Exercise Shares as the Warrant surrendered for exchange, and the Warrant so surrendered shall be canceled by the Company or transfer agent, as the case may be.

6.            Adjustment of Exercise Shares and Exercise Price.  The Exercise Price and the number and kind of Exercise Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as hereinafter provided. The Exercise Price in effect at any time and the number and kind of securities purchasable upon exercise of each Warrant shall be subject to adjustment as follows:

4

(a)           In case of any consolidation or merger of the Company with another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change -- other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination -- of outstanding Common Stock issuable upon such exercise), the rights of the Holder of this Warrant shall be adjusted in the manner described below:

(i)           In the event that the Company is the surviving corporation or is merged into a wholly owned subsidiary for the purpose of incorporating the Company in a different jurisdiction, this Warrant shall, without payment of additional consideration therefor, be deemed modified so as to provide that the Holder of this Warrant, upon the exercise thereof, shall procure, in lieu of each share of Common Stock theretofore issuable upon such exercise, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation or merger by the holder of each share of Common Stock, had exercise of this Warrant occurred immediately prior to such reclassification, change, consolidation or merger. This Warrant (as adjusted) shall be deemed to provide for further adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6.  The provisions of this clause (i) shall similarly apply to successive reclassifications, changes, consolidations and mergers.

(ii)           In the event that the Company is not the surviving corporation (except in the case of a merger of the Company into a wholly owned subsidiary for the purpose of incorporating the Company in a different jurisdiction), Holder shall be given at least fifteen (15) days prior written notice of such transaction and shall be permitted to exercise this Warrant, to the extent it is exercisable as of the date of such notice, during this fifteen (15) day period.  Upon expiration of such fifteen (15) day period, this Warrant and all of Holder’s rights hereunder shall terminate.

(b)           If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 6.

(c)           In case the Company shall (i) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification, shall be proportionally adjusted so that the Holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares that, if this Warrant had been exercised by such Holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification.  For example, if the Company declares a 2 for 1 stock dividend or stock split and the Exercise Price immediately prior to such event was $0.40 per share, the adjusted Exercise Price immediately after such event would be $0.20 per share. Such adjustment shall be made successively whenever any event listed above shall occur.  Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to this subsection (c), the number of Exercise Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Exercise Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

5

(d)           In the event that at any time, as a result of an adjustment made pursuant to subsection (a), (b) or (c) above, the Holder of this Warrant thereafter shall become entitled to receive any Exercise Shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subsections (a), (b) or (c) above.

(e)           Irrespective of any adjustments in the Exercise Price or the number or kind of Exercise Shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Warrant.

(f)           Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section 6, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer’s certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment.  Each such officer’s certificate shall be made available at all reasonable times for inspection by the holder and the Company shall, forthwith after each such adjustment, mail a copy of such certificate to the Holder.

(g)           All calculations under this Section 6 shall be made to the nearest cent or to the nearest one one-hundredth (1/100th) of a share, as the case may be.

7.             Investment Intent, Exercise Restrictions and Transfer Restrictions.

(a)           The Warrant and the Exercise Shares may not be offered for sale or sold, or otherwise transferred or sold in any transaction which would constitute a sale thereof within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), unless (i) such security has been registered for sale under the 1933 Act and registered or qualified under applicable state securities laws relating to the offer and sale of securities, or (ii) exemptions from the registration requirements of the 1933 Act and the registration or qualification requirements of all such state securities laws are available and the Company shall have received an opinion of counsel satisfactory to the Company that the proposed sale or other disposition of such securities may be effected without registration under the 1933 Act and would not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and such opinion to be satisfactory to the Company.

6

The Holder agrees to indemnify and hold harmless the Company against any loss, damage, claim or liability arising from the disposition of this Warrant or any Exercise Share held by such holder or any interest therein in violation of the provisions of Section 5 or 7 hereof, respectively.

(b)           The certificates evidencing any Exercise Shares issued upon the exercise of this Warrant shall have endorsed thereon (except to the extent that the restrictions described in any such legend are no longer applicable) substantially the following legend, appropriate notations thereof will be made in the Company's stock transfer books, and stop transfer instructions reflecting these restrictions on transfer will be placed with the transfer agent of the Exercise Shares.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES REPRESENTED HEREBY HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS THEREUNDER OR OTHER APPLICABLE SECURITIES LAWS.

8.             Intentionally Omitted.

9.             Registration Rights.  The Holder shall be entitled to the rights and subject to the obligations set forth in Section 5 of that certain Securities Purchase Agreement by and between the Company, the Holder and other holders.

10.           Notices.  All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below:

If to the Company:

Virtual Piggy, Inc.
1221 Hermosa Avenue, Suite 210
Hermosa Beach, CA 90254
Fax: (310) 634-1246
Attention: Chief Financial Officer

7

with a copy to:

Wiggin and Dana LLP
Two Stamford Plaza
281 Tresser Boulevard
Stamford, CT 06901
Fax: (203) 363-7676
Attention: Michael Grundei

and to the Holder at the address of the Holder appearing on the books of the Company or the Company's transfer agent, if any.

Either of the Company or the Holder may from time to time change the address to which notices to it are to be mailed hereunder by notice in accordance with the provisions of this Section 10.

11.           Supplements and Amendments.  The Company may from time to time supplement or amend this Warrant without the approval of the Holder of this Warrant in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision, or to make any other provisions in regard to matters or questions herein arising hereunder which the Company may deem necessary or desirable and which shall not materially adversely affect the interests of the Holder.  Except as set forth in the immediately preceding sentence, this Warrant may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the party against whom enforcement of any such amendment, modification or supplement is sought.

12.           Successors.  This Warrant shall inure to the benefit of and be binding on the respective successors, assigns and legal representatives of the Holder and the Company.

13.           Severability.  If for any reason any provision, paragraph or terms of this Warrant is held to be invalid or unenforceable, all other valid provisions herein shall remain in full force and effect and all terms, provisions and paragraphs of this Warrant shall be deemed to be severable.

14.           Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent that the General Corporation Law of the State of Delaware shall apply to the internal corporate governance of the Company.

8

15.           Arbitration.  The parties agree that any dispute, claim or controversy directly or indirectly relating to or arising out of this Warrant, the termination or validity hereof, any alleged breach of this Agreement or the engagement contemplated hereby (any of the foregoing, a “Claim”) shall be submitted to the Judicial Arbitration and Mediation Services, Inc. (JAMS), or its successor, in New York, for final and binding arbitration in front of a panel of three arbitrators with JAMS in New York, New York under the JAMS Comprehensive Arbitration Rules and Procedures (with each of the Holder and the Company choosing one arbitrator, and the chosen arbitrators choosing the third arbitrator).  The arbitrators shall, in their award, allocate all of the costs of the arbitration, including the fees of the arbitrators and the reasonable attorneys’ fees of the prevailing party, against the party who did not prevail.  The award in the arbitration shall be final and binding.  The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. Sec.1-16, and the judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof.  The Company and the Holder agree and consent to personal jurisdiction, service of process and venue in any federal or state court within the State and County of New York in connection with any action brought to enforce an award in arbitration.

16.           Headings.  Section and subsection headings used herein are included herein for convenience of reference only and shall not affect the construction of this Warrant nor constitute a part of this Warrant for any other purpose.

[Signature page follows]

9

IN WITNESS WHEREOF, the Company has caused these presents to be duly executed as of the ___ day of ______________, 2013.

VIRTUAL PIGGY, INC.

By:
Name:
Title:

10

APPENDIX A

NOTICE OF EXERCISE

To:         Virtual Piggy, Inc.
               1221 Hermosa Avenue, Suite 210
               Hermosa Beach, CA 90254

               Attention: Chief Financial Officer

(1)           The undersigned hereby elects to purchase ____________ shares of Common Stock of Virtual Piggy, Inc., a Delaware corporation, pursuant to the terms of the attached Warrant, and tenders herewith payment of the Exercise Price for such shares in full in accordance with the terms of the Warrant.

(2)           In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion hereof are being acquired solely for the account of the undersigned, not as a nominee for any other party, and for investment purposes only (unless such shares are subject to resale pursuant to an effective prospectus), and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

(3)           Terms not otherwise defined in this Notice of Exercise shall have the meanings ascribed to such terms in the attached Warrant

(4)           Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned.

HOLDER

(Date)	(Signature)

11